UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
December 2, 2022
Date of Report
(Date of earliest event reported)

Arrowhead Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105
(Address of principal executive offices, including Zip Code)
(626) 304-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARWR	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2022, Arrowhead Pharmaceuticals, Inc. (the “Company”) entered into an open market sale agreement (the “Open Market Sale Agreement”) with Jefferies LLC (the "Agent"), pursuant to which the Company agreed to issue and sell up to 7,807,620 shares of common stock (the “Shares”), par value $0.001 per share (the “Common Stock”). The Company estimates that gross proceeds from the offering will be approximately $250 million, after deducting the Agent's discounts and commissions and estimated offering expenses payable by the Company.

The offering is being made pursuant to the Company’s automatically effective shelf registration statement on Form S-3 (Registration No. 333-268665), which was previously filed with the Securities and Exchange Commission.

The offering closed on December 2, 2022. Pursuant to the Open Market Sale Agreement, the Company has agreed to indemnify the Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments that the Agent may be required to make because of such liabilities. The Open Market Sale Agreement contains other customary terms and conditions, including representations and warranties, covenants, and indemnification obligations in favor of each party.

The foregoing descriptions of the Open Market Sale Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Open Market Sale Agreement, a copy of which is attached hereto as Exhibit 1.1. A copy of the opinion of Gibson, Dunn & Crutcher LLP relating to the legality of the issuance and sale of the of the Shares is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Open Market Sale Agreement, dated as of December 2, 2022, by and between Arrowhead Pharmaceuticals, Inc. and Jefferies, LLC.
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 8, 2022

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer